EATON VANCE MUNICIPALS TRUST

                  EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

               SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 25, 1994

1. Effective immediately, all purchases of shares of the Fund of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") of 0.50% in the event of certain redemptions within twelve months after the purchase. Such purchases continue to bear no initial sales charge. (Such purchases made before March 27, 1995 will continue to be subject to a CDSC of 1% in the event of certain redemptions made within eighteen months of purchase.) The Principal Underwriter will compensate Authorized Firms responsible for such purchases at the rate of 0.50% of the amount invested, and any CDSC incurred will be retained by the Principal Underwriter.

    The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC. The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies.

2. THE SHAREHOLDER TRANSACTION EXPENSES TABLE UNDER "SHAREHOLDER AND FUND EXPENSES" IS REPLACED BY THE FOLLOWING TABLE:

  SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                              3.75%
    Sales Charges Imposed on Reinvested Distributions                  None
    Fees to Exchange Shares                                            None
    Contingent Deferred Sales Charges (on purchases of $1 million or more) Imposed on Redemptions During the First Twelve
      Months (as a percentage of redemption proceeds exclusive of
      all reinvestments and capital appreciation in the account)       0.50%

        Based on the Shareholder Transaction Expenses shown above and on the total operating expenses shown in the Prospectus, an investor would pay expenses $10 less than the expenses for one year and three years shown in the Example under "Shareholder and Fund Expenses".

3. The Trustees of the Fund and the Portfolio have amended the nonfundamental investment policy governing call options to read "neither the Fund nor the Portfolio may engage in options, futures or forward transactions if more than 5% of its net assets, as measured by the aggregate of the premiums paid by the Fund or the Portfolio, would be so invested". THE FOLLOWING DISCLOSURE IS ADDED TO THE SECTION "HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS":

        The Portfolio may purchase instruments that give the Portfolio the option to purchase a municipal obligation when and if issued. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

4. (I) THE SALES CHARGE AND DEALER COMMISSION TABLES UNDER "HOW TO BUY FUND SHARES" ARE REPLACED BY THE FOLLOWING TABLE:

        The current sales charges and dealer commissions are:

                                                  SALES CHARGE          SALES CHARGE       DEALER COMMISSION
                                                AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
  AMOUNT OF PURCHASE                             OFFERING PRICE       AMOUNT INVESTED        OFFERING PRICE

  Less than $50,000                                  3.75%                 3.90%                 4.00%
  $50,000 but less than $100,000                     2.75%                 2.83%                 3.00%
  $100,000 but less than $250,000                    2.25%                 2.30%                 2.50%
  $250,000 but less than $500,000                    1.75%                 1.78%                 2.00%
  $500,000 but less than $1,000,000                  1.25%                 1.27%                 1.50%
  $1,000,000 or more                                 0.00%                 0.00%                 0.50%


 (II) THE FOLLOWING IS ADDED TO "HOW TO BUY FUND SHARES":
        Fund shares may be sold at net asset value where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge. Shares of the Fund may also be sold at net asset value to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its servces and has entered into an agreement with the Fund or its Principal Underwriter. An Authorized Firm may charge a fee in connection with transactions executed by that Firm.

5. THE FOLLOWING IS ADDED TO "REPORTS TO SHAREHOLDERS":
        Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

6. THE FIRST PARAGRAPH UNDER "THE EATON VANCE EXCHANGE PRIVILEGE" IS REPLACED BY THE FOLLOWING PARAGRAPH:

        Shares of the Fund may currently be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in states where shares of the fund being acquired may be legally sold. Shares of the Fund which are subject to a CDSC may be exchanged into any of the funds listed under "The Eaton Vance Exchange Privilege" without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.

7. THE FOLLOWING IS ADDED TO THE FIRST PARAGRAPH UNDER "PERFORMANCE
INFORMATION":

        The Fund may quote total return for the period prior to the Fund's commencement of operations which would reflect the Portfolio's total return (and that of its predecessor) adjusted to reflect any applicable Fund sales charge. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

8. (I) THE FOLLOWING PARAGRAPH REPLACES THE PARAGRAPH UNDER THE CAPTION "EATON VANCE SHAREHOLDER SERVICES -- REINVESTMENT PRIVILEGE":

        Reinvestment Privilege: A shareholder who has repurchased or redeemed shares may reinvest at net asset value any portion or all of the repurchase or redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in shares of the Fund, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares or any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund whose shares are to be purchased (or by such fund's transfer agent). The privilege is also available to holders of shares of the other funds offered subject to an initial sales charge who wish to reinvest such redemption or repurchase proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within a 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. See "Distributions and Taxes". Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

  (II) IN THE DESCRIPTIONS OF THE STATEMENT OF INTENTION AND THE RIGHT OF ACCUMULATION UNDER "EATON VANCE SHAREHOLDER SERVICES," THE $100,000 AMOUNTS ARE REPLACED BY $50,000 AMOUNTS.

9. THE FOLLOWING TABLE REPLACES THE TABLE UNDER "THE FUND'S FINANCIAL HIGHLIGHTS" ON PAGE THREE OF THE PROSPECTUS:


                                                 SIX MONTHS
                                                    ENDED                    YEAR ENDED
                                               MARCH 31, 1995              SEPTEMBER 30,
                                                 (UNAUDITED)                   1994<F1>
                                               --------------              -------------
NET ASSET VALUE, beginning of period               $ 9.840                   $10.000
                                                   -------                   -------
INCOME FROM OPERATIONS:
  Net investment income                            $ 0.301                   $ 0.209
  Net realized and unrealized gain (loss) on
   investments                                       0.271                    (0.158)<F3>
                                                   -------                   -------
      Total income from operations                 $ 0.572                   $ 0.051
                                                   -------                   -------
LESS DISTRIBUTIONS:
  From net investment income                       $(0.301)                  $(0.209)
  In excess of net investment income                (0.001)                   (0.002)
                                                   -------                   -------
      Total distributions                          $(0.302)                  $(0.211)
                                                   -------                   -------
NET ASSET VALUE, end of period                     $10.110                   $ 9.840
                                                   =======                   =======
TOTAL RETURN<F5>                                     5.98%                     0.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s omitted)         $ 3,664                   $ 3,101
  Ratio of net expenses to average
   net assets<F4>                                    0.70%<F2>                 0.54%<F2>
  Ratio of net investment income to average
   net assets                                        6.14%<F2>                 5.60%<F2>

For the six months ended March 31, 1995 and the period from the start of business, May 27, 1994, to September 30, 1994, the operating expenses of the Fund reflect an allocation of expenses to the administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                    $ 0.243                   $ 0.158
                                                   -------                   -------

RATIOS (As a percentage of average net assets):
    Expenses<F4>                                     1.90%<F2>                 1.92%<F2>
    Net investment income                            4.94%<F2>                 4.22%<F2>

<F1> For the period from the start of business, May 27, 1994, to September 30, 1994.
<F2> Computed on an annualized basis.
<F3> The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
<F4> Includes the Fund's share of California Tax Free Portfolio's allocated expenses.
<F5> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

10. On September 29, 1995, EV Traditional California Municipals Fund was reorganized and became a series of Eaton Vance Municipals Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to the reorganization, the Fund had been a series of Eaton Vance Investment Trust, which is also a Massachusetts business trust. Except for the fact that the Fund is now a series of Eaton Vance Municipals Trust, shares of the Fund represent the same interest in the Fund's assets, are of the same class, are subject to the same terms and conditions, fees and expenses and confer the same rights as when the Fund was a series of Eaton Vance Investment Trust.

THE DATE OF THE ATTACHED PROSPECTUS HAS BEEN CHANGED TO OCTOBER 1, 1995. ALL REFERENCES IN THE PROSPECTUS TO EATON VANCE INVESTMENT TRUST OR THE TRUST ARE DEFINED TO MEAN EATON VANCE MUNICIPALS TRUST.


November 9, 1995
                                                                       T-CAPS2